                                                                      EXHIBIT 24

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 23, 1997.

                                          Etec Systems, Inc.

                                          By /s/ William D. Snyder
                                          _____________________________________
                                          William D. Snyder
                                          Vice President and Chief Financial
                                          Officer

  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Stephen E. Cooper and William D. Snyder, and each of them, his or her true and lawful attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Annual Report on Form 10-K and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

      /s/ Stephen E. Cooper          President, Chief Executive     October 23, 1997
____________________________________ Officer (Principal Executive
         Stephen E. Cooper           Officer) and Chairman of the
                                     Board.

      /s/ William D. Snyder          Vice President and Chief       October 23, 1997
____________________________________ Financial Officer (Principal
         William D. Snyder           Financial Officer and
                                     Principal Accounting
                                     Officer)

      /s/ Edward L. Gelbach          Director                       October 23, 1997
____________________________________
         Edward L. Gelbach

                 *                   Director                       October 23, 1997
____________________________________
            Jack H. King

      /s/ Catherine P. Lego          Director                       October 23, 1997
____________________________________
          Catherine P. Lego

       /s/ John McBennett            Director                       October 23, 1997
____________________________________
          John McBennett


             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

         /s/ John Suzuki             Director                       October 23, 1997
____________________________________
            John Suzuki

                 *                   Director                       October 23, 1997
____________________________________
        Thomas Michael Trent

      /s/ Robert L. Wehrli           Director                       October 23, 1997
____________________________________
          Robert L. Wehril

     /s/ William D. Snyder
*By ___________________________
       Attorney-in-Fact